UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________October 13, 2010_______________
Date of Report (Date of Earliest Event Reported)

Commission file number  –  001-10852

INTERNATIONAL SHIPHOLDING CORPORATION
(Exact name of registrant as specified in its charter)

  Delaware                                                                  36-2989662
                        (State or other jurisdiction of                                                         (I.R.S. Employer Identification Number)
                        incorporation or organization)

11 North Water Street, Suite 18290             Mobile, Alabama                                        36602
                        (Address of principal executive offices)                                                                     (Zip Code)

       (251) 243-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01.    Other Events.

The information included in this Current Report on Form 8-K affects only disclosures related to segment results, and does not in any way restate or revise the financial position, results of operations, cash flows or stockholders’ equity in any previously reported Consolidated Balance Sheets, Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders’ Investment or Consolidated Statements of Cash Flows of International Shipholding Corporation (the “Company”) contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “2009 Form 10-K”) filed on March 15, 2010.  Neither this Form 8-K nor the Exhibits hereto reflect any events occurring after March 15, 2010 or modify or update the disclosures in the 2009 Form 10-K that may be affected by subsequent events.  Accordingly, this Form 8-K should be read in conjunction with the 2009 Form 10-K and the Company’s filings made with the Securities and Exchange Commission subsequent to the filings of the 2009 Form 10-K, including any amendments to those filings.

Prior to the second quarter of 2010, the Company had four operating segments: Time Charter Contracts, Contracts of Affreightment (“COA”), Rail-Ferry Service and Other, identified primarily by the characteristics of the contracts and terms under which the associated vessels are operated. Beginning with its second quarter 2010 Form 10-Q report, the Company split Time Charter Contracts into two different reporting segments, Time Charter Contracts – U.S. Flag and Time Charter Contracts – International Flag.  Although the Company believed the previous segment reporting was appropriate, this change further aligned its operating segment disclosures with the information reviewed by the chief operating decision maker.

The rules of the Securities and Exchange Commission require that when a registrant prepares, on or after the date a registrant reports an accounting change such as the change noted above, a new registration, proxy or information statement (or amends a previously filed registration, proxy, or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period financial statements included or incorporated by reference in the registration, proxy or information statement to reflect these types of changes.  Accordingly, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2009, to reflect the changes in segment reporting as described above.  The updates do not represent a restatement of previously issued financial statements.  The following recast information of Items contained in the Company’s 2009 Form 10-K is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8-K, respectively, all of which are incorporated herein by reference:

•	Item 1. Business

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplemental Data

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number                 Document

23.1                                     Consent of Ernst & Young LLP

99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2009: Business

99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2009: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2009: Financial Statements and Supplemental Data

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Manuel G. Estrada
_____________________________________________
Manuel G. Estrada
Vice President and Chief Financial Officer

Date ____October 13, 2010